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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)              August 1, 2002
                                                              --------------


                                 OraPharma, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                      000-29839              22-3473777
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


732 Louis Drive Warminster, PA                                          18974
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (215) 956-2200
                                                     --------------


N/A
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

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Item 5.     Other Events.

     On August 1, 2002, the Board of Directors of OraPharma, Inc. (the "Company") adopted a stockholder rights plan which provides for the issuance of preferred stock purchase rights to the Company's common stockholders of record as of August 21, 2002, as set forth in the Rights Agreement between the Company and StockTrans, Inc., as Rights Agent, attached hereto as Exhibit 4.1 and incorporated by reference herein.

Item 7(c).     Exhibits.

4.1 Rights Agreement, dated as of August 1, 2002, between OraPharma, Inc. and StockTrans, Inc., as Rights Agent, which includes as Exhibit A the Certificate of Designations, Preferences and Rights of Series E Junior Participating Preferred Stock and Exhibit B thereto the Form of Rights Certificate.

20.1           Press Release of the Company, dated August 5, 2002.

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                                    SIGNATURE

Pursuant to the requirements of the Signature Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     ORAPHARMA, INC.



                                             By:   /s/  James A. Ratigan
                                                --------------------------------
                                                Name:  James A. Ratigan
                                                Title:    CFO


Dated:  August 16, 2002